SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: December 30, 2000
                        (Date of earliest event reported)

                          O.A.K. FINANCIAL CORPORATION
                          (Exact name of registrant as
                            specified in its charter)


    Michigan                        0-22461                     38-2817345
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)             Identification no.)
  incorporation)

         2445 84th Street, S.W.
            Byron Center, MI                                    49315
 (Address of principal executive office)                     (Zip Code)

                         Registrant's telephone number,
                       including area code: (616) 878-1591

Item 4.   Change in Registrant's Certifying Accountant.

On December 30, 2000, the Registrant dismissed Rehmann Robson, P.C. as the Registrant's principal accountants, effective upon completion of their report with respect to the Registrant's financial statements for the year ended December 31, 2000. The former accountants' reports on the Registrant's financial statements for the past two years ended December 31, 1998 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The former accountants' report on the Registrant's financial statements for the year ended December 31, 2000 has not been completed but no adverse opinion or disclaimer is expected nor is it expected that such report will be qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Registrant and by its Board of Directors. During the Registrant's two most recent fiscal years and subsequent interim periods, preceding the dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in connection with their report. No "reportable events" as defined in Item 304(a)(1)(v) occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding the former accountants dismissal.

     On January 8, 2001, the Registrant engaged Plante & Moran LLP as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2001. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in Item 304(a)(2)(i) or (ii).

     The letter of the former accountants required by Items 304(a)(3) is filed as Exhibit 16 to this report.


Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.

          (c)      Exhibits:

                   16   Letter re Change in Certifying Accountant

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 8, 2001                 O.A.K. FINANCIAL CORPORATION
                                        (Registrant)


                                        By /s/John A. Van Singel
                                           John A. Van Singel
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number    Document

    16            Letter re Change in Certifying Account

                                 January 8, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


            RE:     O.A.K. Financial Corporation
                    Commission File Number 0-22461

Gentlemen:


We have read the statements made by O.A.K. Financial Corporation (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of December, 2000. We agree with the statements concerning our Firm in such Form 8-K.


                                         Very truly yours,


                                         /s/ Rehmann Robson, P.C.